Fees Summary	May 01, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 7,999.36
Total Fee Amount	7,999.36
Total Transaction Valuation	57,924,416.00
Total Offset Amount	0.00
Net Fee	$ 0.00